UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 10, 2015

UNITED CANNABIS CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-54582	1600 Broadway, Suite 1600 Denver, CO 80202	46-5221947
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(303) 386-7321
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 10, 2015 (the “Resignation Date”) Cutler & Co., LLC (“Cutler”) resigned as the independent registered public accounting firm for United Cannabis Corporation (the “Company”), as Cutler is merging its SEC auditing practice with Pritchett, Siler & Hardy, PC of Salt Lake City, Utah. On November 10, 2015, the Company engaged Pritchett, Siler & Hardy, PC, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Cutler to Pritchett, Siler & Hardy, PC was approved by our board of directors.

During the year ended December 31, 2014 and through the Resignation Date, there were (i) no disagreements between the Company and Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Cutler, would have caused Cutler to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Cutler with a copy of this Form 8-K and requested that Cutler furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cutler agrees with the above statements. A copy of such letter, dated November 13, 2015, is attached as Exhibit 16.1.

During the Company’s fiscal year ended December 31, 2014 and in the subsequent interim period through the Resignation Date, the Company has not consulted with Pritchett, Siler & Hardy, PC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Pritchett, Siler & Hardy, PC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

16.1	Letter from Cutler & Co., LLC dated November 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CANNABIS CORPORATION

Dated: November 16, 2015	By: /s/ Chad Ruby
Chad Ruby
Chief Operating Officer